Exhibit 24
                                COLUMBIA BANCORP

                                Power of Attorney

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of Columbia Bancorp, a Maryland corporation, constitute and appoint John M. Bond, Jr. and John A. Scaldara, Jr., or either of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one or both of them, to sign for the undersigned in their respective names as directors and officers of Columbia Bancorp, a Registration Statement on Form S-8 (or other appropriate form) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any amendment or supplement to such Registration Statement relating to the sale of Common Stock under the Suburban Bancshares, Inc. 1997 Stock Option Plan. We hereby confirm all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

Dated:  March 16, 2000



Name                                                Title

/s/ John M. Bond, Jr.                    President, Chief Executive Officer,
--------------------------------         Treasurer and Director (Principal
John M. Bond, Jr.                        Executive Officer)

/s/ John A. Scaldara, Jr.                Executive Vice President, Chief
--------------------------------         Financial Officer and Secretary
John A. Scaldara, Jr.                    (Principal Financial and Accounting
                                         Officer)

/s/ Winfield M. Kelley, Jr.              Chairman of the Board and Director
--------------------------------
    Winfield M. Kelly, Jr.

/s/ James R. Moxley, Jr.                 Vice Chairman of the Board and Director
--------------------------------
    James R. Moxley, Jr.

/s/ Herschel L. Langelthal               Chairman of the Executive Committee of
--------------------------------         the Board and Director
    Herschel L. Langenthal

/s/ Anand S. Bhasin                      Director
--------------------------------
    Anand S. Bhasin

/s/ Garnett Y. Clark, Jr.                Director
--------------------------------
    Garnett Y. Clark, Jr.

/s/ Hugh F.Z. Cole, Jr.                  Director
--------------------------------
    Hugh F.Z. Cole, Jr.

/s/ William L. Hermann                   Director
--------------------------------
    William L. Hermann

/s/ Charles C. Holman                    Director
--------------------------------
    Charles C. Holman

/s/ Harry L. Lundy, Jr.                  Director
--------------------------------
    Harry L. Lundy, Jr.

/s/ Richard E. McCready                  Director
--------------------------------
    Richard E. McCready

/s/ Kenneth H. Michael                   Director
--------------------------------
    Kenneth H. Michael

/s/ James R. Moxley, III                 Director
--------------------------------
    James R. Moxley, III

/s/ Vincent D. Palumbo                   Director
--------------------------------
    Vincent D. Palumbo

/s/ Lawrence A. Shulman                  Director
--------------------------------
    Lawrence A. Shulman

/s/ Maurice M. Simpkins                  Director
--------------------------------
    Maurice M. Simpkins

/s/ Robert N. Smelkinson                 Director
--------------------------------
    Robert N. Smelkinson

/s/ Albert W. Turner                     Director
--------------------------------
    Albert W. Turner